EXHIBIT 23.2

                           CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement
on Form S-8 (File No. 333-     ) of our report dated April 9, 2003, on our
audits of the consolidated financial statements of Capco Energy, Inc. as of December 31, 2002, and for the two years then ended.


/s/ Stonefield Josephson, Inc.
------------------------------
Stonefield Josephson, Inc.


Santa Monica, California
February 6, 2004

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